Exhibit 99.1

Cortex Pharmaceuticals, Inc. Announces Appointment of Two Directors; Expands Board to Five Members

James E. Sapirstein and Kathryn MacFarlane join the Board of Directors

September 4, 2014, 5:20pm EDT

Glen Rock, N.J., September 4, 2014/Globe Newswire - Cortex Pharmaceuticals, Inc. (OTC: CORX) (“Cortex” or the “Company”), a leader in developing drugs for respiratory disorders, including drug-induced respiratory depression as well as obstructive, central and mixed sleep apnea, announces that James E. Sapirstein and Kathryn MacFarlane have joined the Board of Directors of the Company as independent directors. Both have distinguished careers in the biopharmaceutical industry and bring a depth and variety of professional experiences to the Cortex Board of Directors.

James E. Sapirstein, RPh., M.B.A., has been the Chief Executive Officer and director of ContraVir Pharmaceuticals, Inc., a public company, since March 20, 2014. Prior to joining ContraVir Pharmaceuticals, Inc., Mr. Sapirstein served as the Chief Executive Officer and a Director of Alliqua Biomedical, Inc. He is considered a start-up and turnaround specialist, with 30 years of pharmaceutical and biotechnology industry experience. He was a founder, Chief Executive Officer, President and a member of the Board of Directors of Tobira Therapeutics, Inc. from October 2006 to April 2011. He has launched several HIV/AIDS agents worldwide. Mr. Sapirstein was with Bristol-Myers Squibb, where he served as the Head of the International HIV business at Bristol-Myers Squibb, as well as working in its Infectious Disease marketing teams. In 2002, he accepted the position of Executive Vice President for Serono Laboratories, where he led a team of over 100 professionals in the HIV and pediatric growth hormone business. He has held positions at Gilead Sciences, where he was responsible for the product Viread®, as well as Bristol-Myers Squibb, Hoffmann-LaRoche Ltd. and Eli Lilly and Company. He serves as a member of the Advisory Board at MusclePharm Corp., and is a member of the Board of Directors of Clinical Supplies Management, Inc. He currently serves as an Advisory Board Director at the Fairleigh Dickinson School of Pharmacy. He has also previously served as a Director of BioNJ and BIO’s Emerging Company Board. Mr. Sapirstein received his Pharmacy Degree from the Ernest Mario School of Pharmacy at Rutgers University, and his Masters of Business Administration degree from Farleigh Dickinson University.

Kathryn (Katie) MacFarlane, Pharm.D., has over 25 years of experience in the pharmaceutical industry, with expertise in marketing, new product planning, and commercialization. Ms. MacFarlane is currently an owner and Managing Partner of SmartPharma LLC, a pharmaceutical consulting firm specializing in commercial consulting for emerging pharmaceutical companies. She also serves as the Chief Commercial Officer at Agile Therapeutics, Inc., where she played an integral role in two financing rounds and the recent IPO. Her expertise includes market assessment and commercial planning for products in development as well as evaluating products for licensing or acquisition. Her experience spans multiple therapeutic areas including Women’s Health, CNS, Cardiology, Vaccines, and Dermatology. Before joining Agile Therapeutics, Ms. MacFarlane served as President and Chief Executive Officer at Xintria Pharmaceutical Corporation from 2006 through 2007. Ms. MacFarlane served as Vice President of Women’s Health and New Product Planning at Warner Chilcott from 2001 through 2006. Ms. MacFarlane had responsibility for the launches of Lipitor®, Celexa®, and Loestrin® 24. In 1999, she was named a Distinguished Alumna, and in 2012, she was named the Eaton Entrepreneur of the Year by the Purdue University School of Pharmacy. She has completed a Postdoctoral Fellowship in Industrial Pharmacy Practice with Rutgers University and Hoffmann-LaRoche. Ms. MacFarlane currently serves on the Purdue University School of Pharmacy Dean’s Advisory Council and is a Founding Member and Advisor to IPhO. She also serves on the Board of Directors for INMED Partnerships for Children, an NGO dedicated to providing food security and health services to women and children. Ms. MacFarlane received her Bachelor of Science in Pharmacy and Doctor of Pharmacy degrees from Purdue University.

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452
www.cortexpharm.com

Cortex Executive Chairman and CEO, Arnold S. Lippa, Ph.D. stated, “We are delighted to have James Sapirstein and Katie MacFarlane join the Board of Directors of Cortex as part of our continuing efforts to restructure, recapitalize and rebuild the Company. Having worked with or collaborated with each of them in the past, I am confident of the value they will bring to the Company. We are pleased to welcome them to the Board and look forward to their thoughtful contributions.”

About Cortex Pharmaceuticals, Inc.

Cortex Pharmaceuticals, Inc. is a biopharmaceutical company currently engaged in the discovery and development of drugs for the treatment of respiratory disorders. Drug candidates are currently derived from two platforms, as described below.

The first platform is a class of compounds known as ampakines that act as positive allosteric modulators of AMPA glutamate receptors. Several ampakines in both oral and injectable form are being developed by Cortex for the treatment of drug induced respiratory depression caused by opiates and anesthetics. In preclinical and clinical studies, such drugs have shown preliminary efficacy in central sleep apnea and restored normal respiration without altering the analgesic effects of opiates or the anesthetic effects of drugs such as propofol. The Company’s compounds belong to a new generation of ampakines that do not display the undesirable side effects displayed by previous compounds.

The second platform is the class of compounds known as cannabinoids, in particular, dronabinol. In a double-blind, placebo-controlled, dose-ascending Phase 2A clinical study conducted by the Company, dronabinol significantly improved measures of sleep apnea in a group of patients with obstructive sleep apnea. A larger 120 patient, double-blind, placebo-controlled Phase 2B study is currently being conducted by the University of Illinois and is being funded by the National Institutes of Health.

Additional information about Cortex and the matters discussed herein can be obtained on the Company’s web-site at www.cortexpharm.com or in the Company’s filings on EDGAR at www.sec.gov.

Special Note Regarding Forward-Looking Statements: Certain statements included or incorporated by reference in this news release, including information as to the future financial or operating performance of the Company and its drug development programs, constitute forward-looking statements. The words "believe," "expect," "anticipate," "contemplate," "target," "plan," "intend," "continue," "budget," "estimate," "may," "schedule" and similar expressions identify forward-looking statements. Forward-looking statements include, among other things, statements regarding future plans, targets, estimates and assumptions. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Many factors could cause the Company's actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company. Due to these various risks and uncertainties, actual events may differ materially from current expectations. Investors are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein. Forward-looking statements are made as of the date of this press release and the Company disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or results or otherwise.

Company Contact:

Jeff Margolis

Vice-President and Secretary

Telephone: (917) 834-7206

E-mail: jmargolis@cortexpharm.com

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452
www.cortexpharm.com